Emeritus  Properties  XVI,  Inc.
Emeritus  Corporation
December  31,  2003
Page  10


                    LETTER AGREEMENT REGARDING LOAN AGREEMENT
                    -----------------------------------------

                                December 31, 2003


Emeritus  Properties  XVI,  Inc.
3131  Elliott  Avenue
Suite  500
Seattle,  Washington  98121

Emeritus  Corporation
3131  Elliott  Avenue
Suite  500
Seattle,  Washington  98121

     RE: ASSUMPTION BY EMERITUS PROPERTIES XVI, INC., A NEVADA CORPORATION ("NEW BORROWER"), OF $25,000,000 LOAN (THE "LOAN") ORIGINALLY MADE BY GMAC
  -------------                                   ----
COMMERCIAL  MORTGAGE  CORPORATION, A CALIFORNIA CORPORATION ("ORIGINAL LENDER"),
  ---                                                         ---------------
TO  ALS FINANCING, INC., A KANSAS CORPORATION ("EXISTING BORROWER"), PURSUANT TO
                                                -----------------
THAT CERTAIN LOAN AGREEMENT, DATED AS OF JUNE 30, 1998, BY AND BETWEEN ORIGINAL LENDER AND EXISTING BORROWER (THE "LOAN AGREEMENT"), WHICH LOAN IS EVIDENCED BY
                                    --------------
THAT CERTAIN PROMISSORY NOTE, DATED JULY 30, 1998, AND MADE BY EXISTING BORROWER PAYABLE TO THE ORDER OF ORIGINAL LENDER IN THE STATED PRINCIPAL AMOUNT OF $25,000,000.00 (THE "NOTE"), IS SECURED BY CERTAIN SECURITY INSTRUMENTS
                       ----
(COLLECTIVELY, THE "SECURITY INSTRUMENTS"; AND THE LOAN AGREEMENT, THE NOTE, AND
                    --------------------
THE  SECURITY  INSTRUMENTS,  TOGETHER  WITH  ANY  AND  ALL OTHER INSTRUMENTS AND
DOCUMENTS EVIDENCING, SECURING, OR OTHERWISE PERTAINING TO THE LOAN ARE HEREINAFTER REFERRED TO COLLECTIVELY AS THE "LOAN DOCUMENTS") ENCUMBERING FIVE
                                               --------------
ASSISTED LIVING FACILITIES LOCATED IN KANSAS, COLORADO, AND CALIFORNIA (COLLECTIVELY, THE "PROJECTS"),The Palms at Loma Linda Facility"); (2) the
                      --------   ------------------------------------
facility located in San Diego, California ("The Springs at Oceanside Facility");
                                            ---------------------------------
(3)  the  facility  located  in  Butler County, Kansas ("The Fairways at Augusta
                                                         -----------------------
Facility");  (4)  the  facility  located  in Seward County, Kansas (the "Liberal
    ----                                                                 -------
Springs  Facility");  and  (5)  the facility located in El Paso County, Colorado
    -------------
(the  "Loyalton  at  Broadmoor  Facility"). AND IS NOW OWNED AND HELD BY LASALLE
       ---------------------------------
BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE SECURITIES, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2 ("LENDER")
                                  ------

Ladies  and  Gentlemen:

     Pursuant to the provisions of Section 2(b) of that certain Loan Assumption Agreement, dated as of even date herewith, by and among Lender, Existing Borrower, New Borrower, Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), and Emeritus Corporation, a Washington corporation ("Guarantor";
  -------                                                            ---------
and said Loan Assumption Agreement is hereinafter referred to as the "Assumption
                                                                      ----------
Agreement"),  this  letter agreement (this "Agreement") sets forth the covenants
---------                                   ---------
and agreements of Lender, New Borrower, and Guarantor with respect to the following modifications of the Loan Agreement:

1.     Section  1.1  of  the  Loan  Agreement  is  hereby  amended:
(a)     by  deleting  the  definition  of  "Commitment  Letter".
(b) by deleting the definition of "Guarantor" and inserting the following in lieu thereof:
"Guarantor"  means  Emeritus  Corporation,  a  Washington  corporation.
(c) by deleting the definition of "Guaranty Agreement" and inserting the following in lieu thereof:
"Guaranty Agreement" means that certain Unconditional Guaranty of Payment and Performance, effective as of January 1, 2004, from Guarantor to Lender."
(d) by deleting the following defined terms therefrom: "Lease Agreement," "Lessee," and "Lessee's Security Agreement," "Sterling House" and "Subordination
     Agreement."
2. Section 3.1 of the Loan Agreement is revised to delete the word "Kansas" and replace it with "Nevada."
3. Section 3.7 of the Loan Agreement is hereby amended by (a) adding in the seventh from the last line of the last paragraph thereof after the words "foreclosure or otherwise," the words "under currently existing and applicable laws"; and (b) by deleting Subsections 3.7(a) through (e), inclusive, and substituting in lieu thereof the following:
(a) with respect to the Loma Linda Facility, as a 140 unit residential care facility for the elderly under the applicable laws of the State of California, currently operated as a residential care facility for the elderly;
(b) with respect to the Oceanside Facility as a 113 unit residential care facility for the elderly under the applicable laws of the State of California, currently operated as a residential care facility for the elderly;
(c) with respect to the Augusta Facility as a 21 unit assisted living facility under the applicable laws of the State of Kansas, currently operated as an assisted living facility;
(d) with respect to the Liberal Facility, as a 44 unit assisted living facility under the applicable laws of the State of Kansas, currently operated as an assisted living facility; and
(e) with respect to the Colorado Springs Facility, as a 37 unit assisted living residence under the applicable laws of the State of Colorado, is currently operated as an assisted living residence.
4. It is acknowledged that the representation set forth in Section 3.9 of the Loan Agreement as assumed by New Borrower is acknowledged to be made by New Borrower only as of the date of the Assumption Agreement.
5.     Exhibit B of the Loan Agreement as referenced in Section 3.17 of the Loan
       ---------
Agreement is revised to reflect the following principal place of business and address, and to delete the reference to the addresses of the chief executive officers:
                         Emeritus  Properties,  XVI,  Inc.
                         3131  Elliott  Avenue
                         Suite  500
                         Seattle,  Washington  98121

6.     Section  3.19  of  the Loan Agreement and Exhibit B as referenced therein
                                                 ---------
are revised to reflect the new names under which New Borrower intends to operate the Facilities as follows:

(a)     "The  Palms  at  Loma  Linda"  in  lieu  of  "Crossings  at  the Palms";
(b)     "The  Springs  at  Oceanside"  in  lieu  of  "Lake  Park  Villas";
(c)     "The  Fairways  of  Augusta"  in  lieu  of  "Sterling House of Augusta";
(d)     "Loyalton  of  Broadmoor"  in  lieu  of  "Sterling  House of Broadmoor";
(e)     "Liberal  Springs"  in  lieu  of  "Woodland  Terrace";
7.     Section  3.21  of  the Loan Agreement and Exhibit C as referenced therein
                                                 ---------
are revised to reflect that Borrower is 100% owned by Emeritus Corporation, a Washington Corporation.
8.     Section  3.24  of  the  Loan  Agreement  is  hereby  amended  as follows:
(a) Section 3.24(b) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof: "(b) indebtedness which represents trade payables or accrued expenses incurred in the ordinary course of business of owning and operating the Property, which shall be understood to include, without limitation, equipment leasing and leasing and financing costs relating to office equipment, vehicles and telephone systems."
(b) Section 3.24(c) is hereby amended by inserting the word "other" before the word "indebtedness" at the beginning thereof.
9. (a) Section 3.27 of the Loan Agreement is hereby deleted and replaced with the following:
          3.27     Intentionally  Deleted.
(b)     Section  3.29  of  the  Loan  Agreement  is  hereby  deleted.
10. Lender hereby approves the insurance policies and coverage as maintained by New Borrower as described in Exhibit A attached hereto for purposes of
                                       ---------
compliance  with  Section  4.5  of  the  Loan  Agreement for calendar year 2004.
11. Section 4.13 of the Loan Agreement is hereby amended by deleting the word "and" from the end of subsection 4.13(a)(i), by deleting the period at the end of subsection 4.13(a)(ii) and inserting ";and" in lieu thereof and by adding a new subsection 4.13(a)(iii) as follows:
(iii) provided, however, that the foregoing debt-service coverage requirements set forth in this Section 4.13(a)(i) and (ii) applicable to the Facility identified in Schedule I hereto as the "Oceanside Facility" shall be waived during the period beginning on January 1, 2004, and ending on December 31, 2005, and that the foregoing debt-service coverage requirements set forth in this
Section 4.13(a) applicable to the Facilities identified in Schedule I hereto as the "Loma Linda Facility," the "Augusta Facility," the "Liberal Facility," and the "Colorado Springs Facility" shall be waived during the period beginning on January 1, 2004, and ending on June 30, 2005. For purposes of calculating the debt service coverage ratio in accordance with the foregoing, for the period beginning on July 1, 2005 and ending on December 31, 2005, the Debt Service Coverage for the Facility shall be calculated (a) for purposes of the first number referred to in the definition of Debt Service Coverage for the Facility by excluding the income earned from the Oceanside Facility and (b) for purposes of the second number referred to in the definition of Debt Service Coverage for the Facility by including only fifty-four percent (54.0%) of the actual principal amounts due (even if not paid) under the Loan for the applicable period plus fifty-four (54.0%) of the interest expense on the Loan for the applicable period.

12.     Section  4.14  of  the  Loan Agreement is hereby amended by deleting the period at the end of said Section 4.14 and by adding the following new additional proviso at the end of said Section 4.14:
; and provided further that the foregoing occupancy requirements set forth in this Section 4.14 applicable to the Facility identified in Schedule I hereto as the "Oceanside Facility" shall be waived during the period beginning on January 1, 2004, and ending on
December 31, 2005, and that the foregoing occupancy requirements set forth in this Section 4.14 applicable to the Facilities identified in Schedule I hereto as the "Loma Linda Facility," the "Augusta Facility," the "Liberal Facility," and the "Colorado Springs Facility" shall be waived during the period beginning on January 1, 2004, and ending on June 30, 2005.
13. Section 4.15 of the Loan Agreement is hereby amended by inserting "(a)" before the existing provisions thereof and adding the following new sentences as a  new  subsection  (b)  thereto:
(b) Lender acknowledges and agrees that Borrower has delivered to Lender a one-year capital expenditure budget (which is in form and substance satisfactory to Lender) with respect to the anticipated capital expenditures relating to the operation of each of the Facilities during the period beginning on January 1, 2004, and continuing through December 31, 2004 (the "Capital Expenditure Budget"). Borrower shall not be required to fund the amounts set forth in the Capital Expenditure Budget in advance, but Borrower shall establish and maintain throughout calendar year 2004 a designated capital repair and reserve account for each of the Facilities (the "Capital Repair and Reserve Account"). Each Capital Repair and Reserve Account shall be funded on a monthly basis from net cash flow generated from the Facility to which it applies after payment in full of (a) all normal operating expenses for each such Facility, (b) all debt service payments as required by Section 2.1 of the Note, and (c) all other payments required by the Loan Documents. Borrower shall have implemented and completed the full extent of the capital improvements to each respective Facility set forth in the Capital Expenditure Budget by no later than December 31, 2004. Any amounts expended by Borrower as required in calendar year 2004 pursuant to this Section 4.15(b) shall be applied against Borrower's annual minimum capital expenditure obligation set forth in Section 4.15(a) for calendar year 2004, but for calendar year 2004 only and not any subsequent years. Any failure on the part of Borrower fully to comply with the requirements set forth in this Section 4.15(b) which is not cured within thirty (30) days after written notice from Lender setting forth in reasonable detail the nature of such failure to comply shall constitute an Event of Default. Such implementation by Borrower shall be reviewed through inspections by an outside construction consultant conducted on behalf of Lender at Borrower's expense during the calendar year 2004 in accordance with the provisions of Section 4.15(a).
14. Section 4.20 of the Loan Agreement is hereby deleted and replaced with the following:
          4.20     Intentionally  Deleted.
15. The following words are deleted from the following referenced Sections in the Loan Agreement and replaced with the words indicated below:
(a) The words ", or cause the Lessee to conduct," are deleted from the first two lines of Section 4.11;
(b) The words "or cause Lessee to furnish" are deleted from the first line of Section 4.12;
(c) The words "and cause the Lessee to maintain" are deleted from the first two lines of Section 4.15;
(d) The words ", and cause the Lessee to comply" are deleted from the first two lines of Section 4.18; and
(e) The words "and cause the Lessee to pay" are deleted from the third line of Section 4.19.
16.     (a)     Section  5.4  (n)  of  the  Loan  Agreement is hereby revised to insert therein after the word "returns" the words "unless Borrower files a consolidated return with its Affiliates".
(b) Section 5.4(l) of the Loan Agreement is hereby amended by inserting at the end of such section after the word "applicable" the following: "; and to the extent Borrower and any of its Affiliates employ a "sweep" arrangement with respect to Borrower's bank accounts, the interest of Borrower in the swept funds will be shown on the Affiliate's financial statements if such statements include the swept funds."
17. Section 5.10 of the Loan Agreement is hereby amended by inserting the following in the first line thereof after the word "Facility": "(other than the addition  of  memory  loss  units  which  shall  be  permissible)".
18. Lender acknowledges and agrees that (a) the representations and warranties relating to environmental matters set forth in Article VI of the Loan Agreement as assumed by New Borrower shall be understood not to be made by New Borrower and (b) the indemnity and hold harmless agreement by New Borrower in favor of Lender in Section 6.10 of the Loan Agreement shall be deemed and understood to be applicable only to any event or circumstance first occurring after the date of the Assumption Agreement, and excluding any event or circumstance occurring during the period of ownership of the Projects by Existing Borrower and possession of the Projects by Alterra or otherwise caused by Existing Borrower or Alterra during such period.
19. Section 4.24 of the Loan Agreement is hereby amended by deleting the heading and text of said section and by substituting in lieu thereof the following:
4.24     Intentionally  Omitted
20. Section 7.1 of the Loan Agreement is hereby amended by deleting subsection 7.1(n) and replacing it with the following:
n. Any failure on the part of Borrower fully to comply with the requirements regarding the timing of Borrower's implementation and completion of improvements to the Facilities as set forth in the Capital Expenditure Budget as set forth in
Section  4.15  hereof.
21. The addresses for "Borrower" and "Lender" set forth in Section 8.7 of the Loan Agreement are hereby deleted and replaced with the following:
If to Lender: LaSalle Bank National Association, formerly known as LaSalle National Bank, as trustee for GMAC Commercial Mortgage Pass-Through Certificates, Series 1998-C2
c/o  GMAC  Commercial  Mortgage  Corporation
650  Dresher  Road
P.O.  Box  1015
Horsham,  Pennsylvania  19044-8015
Attn:  Servicing  Department
with  a  copy  to:     Patrick  M.  McGeehan,  Esq.
McKenna  Long  &  Aldridge  LLP
303  Peachtree  Street,  Suite  5300
Atlanta,  Georgia  30308
Facsimile:  (404)  527-4198
If  to  Borrower:     Emeritus  Properties  XVI,  Inc.
3131  Elliott  Avenue,  Suite  500
Seattle,  Washington  98121
      Attn:  Raymond  R.  Brandstrom
     Facsimile:  (206)  301-4500

with  a  copy  to:     Randi  S.  Nathanson,  Esq.
The  Nathanson  Group  PLLC
1520  Fourth  Avenue,  Sixth  Floor
     Seattle,  Washington  98101
     Facsimile:  (206)  623-1738

22. Schedule I of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
                                   SCHEDULE I
     "FACILITY"  means  the  following:
(a) the facility known as "The Palms at Loma Linda", presently a 140 unit residential care facility for the elderly, and located at 25585 Van Leuven, in Loma Linda, California 92354, as it may now or hereafter exist, together with any other general and specialized care facilities, if any (including any Alzheimer's care unit, subacute, and nursing home facility), now or hereafter operated on the Property (the "Loma Linda Facility");
(b) the facility known as "The Springs at Oceanside", presently a 113 unit residential care facility for the elderly located at 3524 Lake Boulevard, in Oceanside, California 92056, as it may now or hereafter exist, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and nursing home facility), now or hereafter operated on the Property (the "Oceanside Facility");
(c) the facility known as "The Fairways at Augusta", presently a 21 unit assisted living facility located at 1611 Fairway Drive, in Augusta, Kansas 67010, as it may now or hereafter exist, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any nursing home facility), now or hereafter operated on the Property (the "Augusta Facility");
(d) the facility known as "Liberal Springs", presently a 44 unit assisted living facility located at 1500 N. Terrace, in Liberal, Kansas 67901, as it may now or hereafter exist, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any nursing home facility), now or hereafter operated on the Property (the "Liberal Facility"); and
(e) the facility known as "Loyalton at Broadmoor", presently a 37 unit assisted living residence located at 615 Southpointe Court, in Colorado Springs, Colorado 80906, as it may now or hereafter exist, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any nursing home facility), now or hereafter operated on the Property (the "Colorado Springs Facility").
23. The general miscellaneous provisions of the Assumption Agreement set forth in Section 15, Sections 18 through 25 and Section 28 of the Assumption Agreement are hereby incorporated by reference into this letter agreement as if fully set forth herein.
24.     Kansas  Notice.  The  following  provision is included in this Agreement
        --------------
for purposes of compliance with Sections 16-117 and 16-118 of the Kansas Statutes Annotated:
NOTICE  TO  DEBTOR.  THIS  AGREEMENT  IS  THE  FINAL EXPRESSION OF THE AGREEMENT
------------------
BETWEEN  THE  PARTIES.  IT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL
-----
CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT AMONG THE PARTIES HERETO. ANY NONSTANDARD TERMS OR PREVIOUS ORAL CREDIT AGREEMENTS BETWEEN THE PARTIES MUST BE INSERTED HERE TO BE ENFORCEABLE:
                                      NONE.
THE PARTIES AFFIRM BY THEIR INITIALS BELOW THAT NO UNWRITTEN, ORAL CREDIT AGREEMENT EXISTS BETWEEN THEM:
     GMAC COMMERCIAL MORTGAGE CORPORATION, AS ATTORNEY-IN- FACT FOR LASALLE BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2

     EMERITUS  PROPERTIES  XVI,  INC.

     EMERITUS  CORPORATION

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

LENDER:
------
LASALLE BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS LASALLE NATIONAL BANK, AS TRUSTEE FOR GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C2
By:     GMAC  Commercial  Mortgage  Corporation,     Special  Servicer  and
Attorney-In-Fact
     By:  /s/  David J. Stoller
            Name:  David J. Stoller
            Title: Vice President

Accepted, agreed, and consented to as of the 31st day of December, 2003.

NEW  BORROWER:
-------------

EMERITUS  PROPERTIES  XVI,  INC.,
a  Nevada  corporation
By:  /s/   William M. Shorten
     Name: William M. Shorten
     Title: Director of Real Estate Finance


GUARANTOR:
---------

EMERITUS  CORPORATION,  a  Washington
corporation

By:     /s/   Daniel R. Baty
     Name:    Daniel R. Baty
     Title:   President

                                 EXHIBIT "A" - 1
                                                               ATLANTA:4607873.4
                                    EXHIBIT A
                                    ---------
                          CURRENT POLICY                              S&P RATING
PROFESSIONAL  LIABILITY/GENERAL LIABILITY     NATIONAL OLYMPIC INSURANCE COMPANY
                                                          Provider Name      N/R
     $4,000,000  per  occurrence
Per  Incident/Aggregate  Limits     Claims  Made
     $4,000,000  aggregate
     ---------------------
     $1,000,000  per  occurrence
     $1,600,000  aggregate

SELF-INSURED  RETENTION     (Coverage  for  ALL properties under blanket policy.
Not  per  location  coverage)
PROPERTY  INSURANCE  -  $100,000,000  LIMIT
Primary
     LEXINGTON  INSURANCE  CO.                       AAA
     $25,000,000 per occurrence (bldg., contents, flood/earthquake, business interruption, & extra expense)
1st  Excess  Coverage     ACE  INSURANCE  CO.
     $25,000,000  x  $25,000,000  per  occurrence
     LANDMARK  INSURANCE
2nd  Excess     $50,000,000  x  $50,000,000  per  occurrence
-----------     --------------------------------------------
     Also  includes:
     Earthquake $100,000,000 primary/excess coverage (except Calif, Hawaii, Alaska)
     5% TIV/$100,000 deductible in Calif, Hawaii, Alaska; $100,000 for all other states
     Flood:
     $100,000,000 flood coverage with 5% TIV/$1,000,000 in Flood Zones A, 5% TIV/$100,000 in any other; 3% TIV/$100,000 for wind all locations
     Business Interruption/Extra Expense-extended period of indemnity Builder's Risk - $5,000,000 - 90 days

Sub-Limits     (Coverage  is  for  ALL  Emeritus  properties,  NOT  per location
----------     -----------------------------------------------------------------
coverage.)
----------
     LEXINGTON  INSURANCE  CO    AAA
     $25,000,000  per  occurrence/aggregate
     ACE  INSURANCE  CO.
     $25,000,000  x  $25,000,000  per  occurrence/aggregate
TERRORISM  INSURANCE  -  $50,000,000  LIMITS     Included  in Property Insurance
primary  and  1st  Excess  layer  of  coverage.
Providers  Name
Coverage     (Coverage  is  for  ALL  Emeritus  properties,  NOT  per  location
--------     ------------------------------------------------------------------
coverage.)
----------
     CLARENDON  GROUP
EXCESS  EARTHQUAKE  COVERAGE  -  California, Hawaii, Alaska Only     $20,000,000
excess  $5,000,000  in  primary  (Lexington  Insurance)
($25,000,000  TOTAL  LIMIT)
---------------------------
     LEXINGTON  INSURANCE  CO    AAA
     $25,000,000  primary  layer
BOILER  &  MACHINERY  INSURANCE     HARTFORD  STEAM  BOILER     N/R
Provider  Name     $25,000,000  excess  layer
Coverage
     $50,000  per  occurrence  deductible
Deductible



Projects are comprised of the following facilities: (1) the facility located in San Bernardino County, California ("